Exhibit 10.3

SECOND AMENDED AND RESTATED SECURITY AGREEMENT THIS SECOND AMENDED AND RESTATED SECURITY AGREEMENT (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as this "Security Agreement") is made as of November If , 2017, by and among WAYSIDE TECHNOLOGY GROUP, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724 (hereinafter referred to as "Wayside"), AND LIFEBOAT DISTRIBUTION, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724 (hereinafter referred to as "Lifeboat"), AND TECHXTEND, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724 (hereinafter referred to as "Techxtend"), AND PROGRAMMER'S PARADISE, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724 (hereinafter referred to as "Programmer's Paradise"), AND ISP INTERNATIONAL SOFTWARE PARTNERS, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, having its principal office located at 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724 (hereinafter referred to as "ISP" and hereinafter Wayside, Lifeboat, Techxtend, Programmer's Paradise, and ISP shall be collectively referred to as the "Debtors" and each individually as a "Debtor"), AND CITIBANK, N.A., a national banking association duly organized and validly existing under the laws of the United States of America, having an address located at 99 Wood Avenue South, 2nd floor, Iselin, New Jersey 08830 (hereinafter referred to as the "Lender"). WITNESSETH: WHEREAS, pursuant to the terms, conditions, and provisions of that certain Business Loan Agreement dated as of January 4, 2013 (hereinafter referred to as the "Original Loan Agreement"), executed by and among Wayside, Lifeboat, Techxtend, Programmer's Paradise, and the Lender, the Lender made available to Wayside, Lifeboat, Techxtend, and Programmer's Paradise a secured electronic line of credit loan facility in the maximum principal amount of up to $10,000,000.00 for the purposes of [SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

providing working capital and for general corporate purposes (hereinafter referred to as the "Original Loan Facility"); and WHEREAS, pursuant to the terms, conditions, and provisions of that certain Joinder and Amendment Agreement dated as of March 29, 2013 (hereinafter referred to as the "Joinder and Amendment Agreement"), executed by and among, inter alia, the Debtors and the Lender, the parties thereto agreed to amend and modify, inter alia, the Original Loan Agreement for the purposes more particularly set forth therein (hereinafter the Original Loan Agreement, as amended by the Joinder and Amendment Agreement, shall be referred to as the "Existing Loan Agreement"); and WHEREAS, the obligations of the Debtors in connection with the Existing Loan Facility were secured by, inter alia, (i) that certain Commercial Security Agreement dated January 4, 2013, executed by Wayside, as grantor, Wayside, Lifeboat, Techxtend, Programmer's Paradise, as borrower, and the Lender, as lender (hereinafter, as it may have been from time to time amended, modified, extended, renewed, substituted, and or supplemented, referred to as the "Original Wayside Security Agreement"), (ii) that certain Commercial Security Agreement dated January 4, 2013, executed by Lifeboat, as grantor, Wayside, Lifeboat, Techxtend, Programmer's Paradise, as borrower, and the Lender, as lender (hereinafter referred to as the "Original Lifeboat Security Agreement"), (iii) that certain Commercial Security Agreement dated January 4, 2013, executed by Techxtend, as grantor, Wayside, Lifeboat, Techxtend, Programmer's Paradise, as borrower, and the Lender, as lender (hereinafter referred to as the "Original Techxtend Security Agreement"), (iv) that certain Commercial Security Agreement dated January 4, 2013, executed by Programmer's Paradise, as grantor, Wayside, Lifeboat, Techxtend, Programmer's Paradise, as borrower, and the Lender, as lender (hereinafter referred to as the "Original Programmer's Paradise Security Agreement"), and (v) that certain Commercial Security Agreement dated January 4, 2013, executed by ISP, as grantor, the Debtors, as borrower, and the Lender, as lender (hereinafter referred to as the "Original [ SP Security Agreement" and hereinafter the Original Wayside Security Agreement, the Original Lifeboat Security Agreement, the Original Techxtend Security Agreement, the Original Programmer's Paradise Security Agreement, and the Original ISP Security Agreement shall be collectively referred to as the "Original Security Agreements"); and WHEREAS, the Debtors have requested that the Lender, and the Lender has agreed, pursuant to the terms, conditions, and provisions of that certain Second Amended and Restated Revolving Credit Loan Agreement dated of even date herewith (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the "Loan Agreement"), executed by the Debtors, as co-borrowers, and the Lender, as lender, to amend and restate in their entirety the Existing Loan Agreement, for the purposes of, inter alia providing for an amended and restated revolving credit loan facility in the maximum principal amount of up to Twenty Million and 00/100 ($20,000,000.00) Dollars (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the "Loan Facility"), which amended and restated revolving credit loan facility amends and restates the Original Loan Facility in its entirety; and WHEREAS, capitalized terms used but not expressly defined herein shall have the same meanings when used herein as set forth in the Loan Agreement; and WHEREAS, as an inducement to the Lender to make the Loan Facility available to the Debtors, the Lender has required that the Debtors agree to amend and amend and restate in its entirety the Original Security Agreements with the terms, conditions, and provisions of this Security Agreement; and WHEREAS, each of the Debtors conducts its business at certain facilities set forth on Schedule "A" attached hereto and made a part hereof (hereinafter referred to as the "Premises"). [SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

NOW, THEREFORE, IN CONSIDERATION OF THESE PREMISES AND THE MUTUAL REPRESENTATIONS, COVENANTS AND AGREEMENTS OF THE DEBTORS AND THE LENDER, EACH PARTY BINDING ITSELF AND ITS SUCCESSORS AND/OR ASSIGNS, HEREBY PROMISES, COVENANTS, AND AGREES TO AMEND AND RESTATE THE ORIGINAL SECURITY AGREEMENTS WITH ALL OF THE TERMS, CONDITIONS, AND PROVISIONS SET FORTH HEREIN BELOW, AND ALL OF THE TERMS, CONDITIONS, AND PROVISIONS OF THE ORIGINAL SECURITY AGREEMENTS ARE HEREBY DEEMED SUPERSEDED, SUBSTITUTED, AND REPLACED BY THE FOLLOWING: THE DEBTORS AND THE LENDER HEREBY COVENANT AND AGREE AS FOLLOWS: 1. Grant of Security Interest. As security for the prompt and complete payment and performance when due by the Debtors of all of the obligations and liabilities of the Debtors under the Loan Agreement and all of the other Loan Documents, including, without limitation, the following: (i) all indebtedness of the Debtors owed to the Lender arising on or after the date hereof under the Loan Agreement, the Note and/or any of the other Loan Documents, including, without limitation, all principal and interest, and any extensions, renewals, refundings, substitutions of or for such indebtedness in whole or in part, (ii) all indebtedness of the Debtors owed to the Lender for fees, costs and expenses contemplated by the Loan Agreement, the Note, and/or the other Loan Documents, (iii) all obligations of the Debtors to the Lender arising under the Loan Agreement, the Note, and/or the other Loan Documents, (iv) all other indebtedness, obligations and liabilities of the Debtors owed to the Lender now or hereafter existing, in connection with the Loan Agreement, the Note, and/or the other Loan Documents whether or not contemplated by the Lender and/or the Debtors at the date hereof and whether direct or indirect, matured or contingent, joint or several or otherwise, (v) all future advances made by the Lender for the protection or preservation of the Collateral, including, without limitation, reasonable advances for storage and transportation charges, taxes, insurance, repairs and the like when and as the same become due whether at maturity or by declaration, acceleration or otherwise, or, if not due, when payment thereof shall be demanded by the Lender, and (vi) any and all reasonable costs and expenses, including costs and expenses of collection, paid or incurred by the Lender in connection with the collection of the amounts referred to in the preceding clauses (ii ( i v) and (v), in connection with the enforcement or realization upon any or all of the Collateral or the Lender's security interest therein or in connection with the taking of any other action permitted by this Security Agreement (hereinafter collectively referred to as the "Obligations"), each of the Debtors hereby collaterally assigns, mortgages, hypothecates, conveys, transfers, and grants to the Lender a security interest in and so pledges and assigns to the Lender the following properties, assets and rights of such Debtor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter collectively referred to as the "Collateral"): all personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including, without limitation, promissory notes), documents, accounts (including, without limitation, health care insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property (other than the Excluded Securities (as defined below)), supporting obligations, any other contract rights or rights to the payment of money (other than the "Interests" (as such term is defined in the KeyBank Assignment Agreement) and any other extended payment receivables assigned by a Co-Borrower as permitted by the Loan Agreement), insurance claims and proceeds, tort claims, and all general intangibles including, without limitation, all payment intangibles, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which such Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or [SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

have authority to possess or use property (whether tangible or intangible) of such Debtor, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics. The Debtors hereby further covenant and agree that the grant of Collateral in this Security Agreement covers, and is intended to cover, except as otherwise set forth herein, all assets of the Debtors. 2. Authorization to rile Financing Statements. The Debtors hereby specifically and irrevocably authorize the Lender, at any time and from time to time, to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (i) indicate that the Collateral consists of all assets of the Debtors (except as otherwise set forth herein) or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or is of an equal or lesser scope or with greater detail, and (ii) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including, without limitation, (a) whether a Debtor is an organization, the type of organization of the Debtors, and any organizational identification number issued to a Debtor, and (b) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. The Debtors hereby covenant and agree to furnish any such information to the Lender promptly upon request. 3. Other Actions with Respect to the Collateral. Further to insure the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender's security interest in the Collateral, each of the Debtors hereby covenants and agrees, in each case at such Debtor's sole cost and expense, to take the following actions with respect to the following Collateral: (i) Promissory Notes and Tangible Chattel Paper. If such Debtor shall at any time hold or acquire any promissory notes or tangible chattel paper, such Debtor shall forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment, duly executed in blank, as the Lender may from time to time specify and/or require. (ii) Deposit Accounts. For each deposit account that such Debtor at any time opens or maintains, such Debtor shall, at the Lender's request and sole option, pursuant to a written agreement in form and substance satisfactory to the Lender in its sole and absolute discretion, use commercially reasonable efforts to either (a) cause the depositary bank to agree to comply at any time with instructions from the Lender to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of such Debtor, or (b) arrange for the Lender to become the customer of the depositary bank with respect to the deposit account, with such Debtor being permitted, only with the express written consent of the Lender, to exercise rights to withdraw funds from such deposit account. The Lender hereby agrees with such Debtor that the Lender shall not give any such instructions or withhold any withdrawal rights from such Debtor, unless an Event of Default shall have occurred and be continuing, or unless, after giving effect to any withdrawal not otherwise permitted by the Loan Documents, an Event of Default would occur. The provisions of this Section 3( ii) shall not apply to (1) any deposit account for which such Debtor, any depositary bank and the Lender have entered into a cash collateral agreement specially negotiated by and among such Debtor, such depositary bank, and the Lender for the specific purpose set forth therein, (2) deposit accounts for which the Lender is the depositary bank, and (3) deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of such Debtor's salaried employees. (iii) Investment Property. If such Debtor shall at any time hold or acquire any certificated securities (other than (i) certificated securities representing thirty-five percent (35%), on a fully-diluted basis, of all the shares of the authorized, issued and outstanding capital stock of (1) Wayside [SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

Technology (Canada), Inc. (hereinafter collectively referred to as the "Unpledged Wayside Canada Shares") and (2) Wayside Technology Group Europe BV (hereinafter collectively referred to as the "Unpledged Wayside Europe Shares" and hereinafter the Unpledged Wayside Canada Shares and the Unpledged Wayside Europe Shares shall be collectively referred to as the "Unpledged Shares"), and (ii) certificated securities of a Debtor repurchased or otherwise acquired from stockholders of a Debtor and no longer outstanding (hereinafter collectively referred to as the "Repurchased Shares" and hereinafter the Repurchased Shares and the Unpledged Shares shall be collectively referred to as the "Excluded Securities")), such Debtor shall forthwith endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify and/or require. If any securities now or hereafter acquired by such Debtor are uncertificated and are issued to such Debtor or its nominee directly by the issuer thereof, such Debtor shall immediately notify the Lender thereof in writing and, at the Lender's request and sole option, pursuant to a written agreement in form and substance satisfactory to the Lender in its sole and absolute discretion, use commercially reasonable efforts to either (a) cause such issuer to agree to comply with instructions from the Lender as to such securities, without further consent of such Debtor or such nominee, or (b) arrange for the Lender to become the registered owner of the securities. If any securities, whether certificated or uncertificated (other than the Excluded Securities), or other investment property now or hereafter acquired by such Debtor are held by such Debtor or its nominee through a securities intermediary or commodity intermediary, such Debtor shall immediately notify the Lender thereof in writing and, at the Lender's request and sole option, pursuant to a written agreement in form and substance satisfactory to the Lender, use commercially reasonable efforts to either (1) cause such securities intermediary or, as the case may be, commodity intermediary to agree to comply with entitlement orders or other instructions from the Lender to such securities intermediary or such commodity intermediary as to such securities or other investment property, or, as the case may be, to apply any value distributed on account of any commodity contract as directed by the Lender to such commodity intermediary, in each case without further consent of such Debtor or such nominee, or (2) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Lender to become the entitlement holder with respect to such investment property, with such Debtor being permitted, only with the express written consent of the Lender, to exercise rights to withdraw or otherwise deal with such investment property. The Lender hereby agrees with such Debtor that the Lender shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Debtor, unless an Event of Default shall have occurred and be continuing, or unless, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Loan Documents, an Event of Default would occur. The provisions of this Section 3 (ii) shall not apply to any financial assets credited to a securities account for which the Lender is the securities intermediary. (iv) Collateral in the Possession of a Bailee. If any goods are at any time in the possession of a bailee, such Debtor shall promptly notify the Lender thereof in writing and, if requested by the Lender, shall use commercially reasonable efforts to promptly obtain a written acknowledgement from the bailee, in form and substance satisfactory to the Lender in its reasonable discretion, that the bailee holds such Collateral for the benefit of the Lender and that such bailee shall act upon the instructions of the Lender, without the further consent of such Debtor. The Lender hereby agrees with such Debtor that the Lender shall not give any such instructions unless an Event of Default shall have occurred and be continuing. (v) Electronic Chattel Paper and Transferable Records. If such Debtor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in §16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Debtors shall [SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

promptly notify the Lender thereof in writing and, at the request and sole option of the Lender, shall take such action as the Lender may request to vest in the Lender control under UCC §9-105 of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, §16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Lender hereby agrees with such Debtor that the Lender will arrange, pursuant to procedures satisfactory to the Lender in its sole and absolute discretion, and so long as such procedures will not result in the Lender's loss of control, for the Debtors to make alterations to the electronic chattel paper or transferable record permitted under UCC §9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or § 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default shall have occurred and be continuing or unless, after taking into account any action by such Debtor with respect to such electronic chattel paper or transferable record, an Event of Default would occur. (vi) Letter of Credit Rights. If such Debtor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Debtor, such Debtor shall promptly notify the Lender thereof in writing and, at the request and sole option of the Lender, such Debtor shall, pursuant to a written agreement in form and substance satisfactory to the Lender in its sole and absolute discretion, use commercially reasonable efforts to either (a) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Lender of the proceeds of any drawing under the letter of credit, or (b) arrange for the Lender to become the transferee beneficiary of the letter of credit, with the Lender agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied as provided in Section 9.03 of the Loan Agreement. (vii) Commercial Tort Claims. If such Debtor shall at any time hold or acquire a commercial tort claim, such Debtor shall immediately notify the Lender in a writing signed by such Debtor of the brief details thereof and grant to the Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Lender in its sole and absolute discretion. (viii) Other Actions as to any and all Collateral. Each of the Debtors hereby further covenants and agrees to take any other action reasonably requested by the Lender to insure the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender's security interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that such Debtor's signature thereon is required therefor, (b) causing the Lender's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender's security interest in such Collateral, (d) using commercially reasonable efforts in obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (e) using commercially reasonable efforts in obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Lender in its sole and absolute discretion, and (f) taking all actions required by any earlier versions of the Uniform Commercial Code or by other Law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction. 4. Payment and Performance. The Debtors shall pay and perform all of the Obligations secured by this Security Agreement strictly in accordance with their terms. [SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

5. Representations and Warranties. The Debtors hereby represent and warrant to the Lender that (i) each of the Debtors is a corporation duly organized, validly existing and is in good standing under the Laws of the State of Delaware, and that no Debtor has ever changed, altered, amended, and/or modified its state of organization, whether through or as a result of any merger, acquisition, consolidation, or otherwise; (ii) the exact full names of the Debtors as filed with the Office of the Delaware Department of State, Division of Corporations, respectively, are "Wayside Technology Group, Inc.", "Lifeboat Distribution, Inc.", "Techxtend, Inc.", "Programmer's Paradise, Inc.", and "ISP International Software Partners, Inc." and that no Debtor, other than Wayside, Programmer's Paradise, and Techxtend, has ever changed, altered, amended and/or modified its exact full name, whether through or as a result of any merger, acquisition, consolidation, or otherwise, (iii) the Debtors are not now, nor have they ever been, known by any tradename, alternate or fictitious name or any other name, other than the exact full names referred to in clause ( ii) above; (iv) the Debtors have a principal place of business located at 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724; (v) the employer identification number of (a) Wayside is 13-3136104, (b) Lifeboat is 22-3507219, (c) Techxtend is 22-2449456, (d) Programmer's Paradise is 223544479, and (e) ISP is 22-3507220 and that the organizational identification number of (1) Wayside is 945404, (2) Lifeboat is 2510367, (3) Techxtend is 2140621, (4) Programmer's Paradise is 2510365, and (5) ISP is 2651593; (vi) no Debtor currently holds any "commercial tort claims" (as such term is defined in the Uniform Commercial Code); (vii) the Debtors are and shall be the sole owners of all legal and beneficial interests and rights in and to each item of the Collateral and they shall, at all times, have good and marketable title thereto, free of all other security interests, liens, encumbrances and claims or rights of others, except any Liens permitted under the Loan Agreement; (viii) each of the Debtors has the full corporate power and authority to execute this Security Agreement, to perform its obligations hereunder and to subject the Collateral to be acquired by it to the security interest created hereby; (ix) no dispute, adverse claim, or request for equitable adjustment, right of set-off, counterclaim or defenses exists with respect to any part of the Collateral; (x) the security interest granted to the Lender pursuant to this Security Agreement is a continuing security interest and no notice of the creation or existence of the renewal, extension or modification of the Loan Agreement or any other Loan Documents need be given to the Debtors for the security interest to remain perfected; and (xi) except as may be expressly permitted by the Loan Agreement, no security agreement, financing statement, notice of assignment or lien instrument covering all or any part of the Collateral shall be on file in any public filing or recording office, and, once filed, the filing of the UCC Financing Statements covering the security interest created hereby shall continue in effect, subject to renewal requirements, if any, until released. 6. Covenants. Except as may be expressly permitted by the Loan Agreement, which Loan Agreement, in the event of any inconsistency herewith, shall control, each of the Debtors hereby covenants and agrees (i) to deliver to the Lender at such intervals as the Lender may require, such documents, lists, descriptions, certificates, and other information as may be necessary or proper to keep the Lender fully informed with respect to the description of the Collateral, (ii) from time to time to promptly execute and deliver to the Lender, at the sole expense of such Debtor, all such other assignments, certificates and supplemental documents, and do all other acts or things, as the latter may reasonably request in order to more fully evidence and perfect the security interest herein created; (iii) to punctually and properly perform all of such Debtor's covenants, duties, and liabilities under any other security agreement, mortgage, deed of trust, collateral pledge agreement or contract of any kind now or hereafter existing as security for or in connection with the payment of the Loan Facility, or any part thereof; (iv) to give written notice to the Lender in the event that such Debtor, at any time after the date hereof, whether as a result of any merger, acquisition, consolidation or otherwise, (a) changes its exact full name, (b) changes its state of organization, (c) changes its type of organization, (d) uses, establishes or otherwise does business under any tradename, alternate or fictitious name or any other name, (e) changes its principal place of business; and/or (1) changes its employer identification number and/or its organizational identification number, which notice, in any event, shall be given not less than ten (10) [SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

Business Days prior to such change taking place or such tradename, alternate or fictitious name or other name being used; (v) to promptly notify the Lender of any change in any fact or circumstances other than the notices referred to in clause ( iv) of this Section 6, which requires the advance notice provided for therein warranted or represented by such Debtor in this Security Agreement or in any other Loan Document furnished by such Debtor to the Lender in connection with the Collateral or the Loan Facility; (vi) to promptly notify the Lender of any suit, audit, government investigation or arbitration, request for equitable adjustment, termination for default or convenience, claim, action, or proceeding materially affecting title to the Collateral, or any material part thereof, or the security interest herein that if determined adversely would have a Material Adverse Effect, and, at the request of the Lender, to appear in and defend, at such Debtor's expense, any such action or proceeding; (vii) to promptly, after being requested by the Lender, pay to the Lender the amount of all (a) amounts actually incurred by the Lender as court costs hereunder, (b) reasonable attorneys' fees assessed by a court and incurred by the Lender in enforcing this Security Agreement, and (c) lawful fees for filing, recording or releasing this Security Agreement in any public office; and (viii) to do all things necessary or reasonably appropriate to enable the Lender to fully exercise its rights under this Security Agreement. In addition, each of the Debtors hereby covenants and agrees that, except as may be expressly permitted by the Loan Agreement, which Loan Agreement, in the event of any inconsistency herewith, shall control, (1) upon the occurrence and during the continuance of an Event of Default, upon notice from the Lender, each Person obligated to make any payment to such Debtor with respect to the Collateral, or any part thereof, is hereby authorized and directed by such Debtor to make payment directly to the Lender; (2) such Debtor shall promptly collect all sums payable in respect to the Collateral; (3) upon the occurrence and during the continuance of an Event of Default, all proceeds of the Collateral received by such Debtor, whether in the form of cash, checks, or otherwise, shall be segregated from all other funds of such Debtor and be held in trust for the Lender and each item of such proceeds, immediately upon receipt thereof by such Debtor, shall become part of the Collateral and (4) after the occurrence of an Event of Default and the giving of written notice thereof by the Lender to such Debtor, such Debtor shall have absolutely no dominion or control over any payment received in respect of the Collateral, or any part thereof, except to deliver such payment immediately to the Lender, properly endorsed, so that the Lender may collect and apply the proceeds in accordance with the terms hereof Each of the Debtors hereby further covenants and agrees that, without the prior express written consent of the Lender, such Debtor shall not, except as may be expressly permitted by the Loan Agreement, which Loan Agreement, in the event of any inconsistency herewith, shall control, (A) sell, assign, or transfer any of the Collateral to any person, firm, or corporation (except the Lender), (B) create in favor of anyone, except the Lender, any other security interest in the Collateral, or in any part thereof, or otherwise encumber or permit the same to become subject to any lien, attachment, execution, sequestration, or other legal or equitable process, or (C) remove, or permit to be removed, such Debtor's records concerning the Collateral from the Premises. 7. Additional Covenants Concerning the Collateral. Except as may be expressly permitted by the Loan Agreement, which Loan Agreement, in the event of any inconsistency herewith, shall control, each of the Debtors hereby covenants and agrees (i) to retain at all times possession of the Collateral during the existence of this Security Agreement and not to sell, exchange, assign, loan, deliver, lease, mortgage or otherwise dispose of same without the prior express written consent of the Lender, except as may be permitted herein and in the Loan Agreement; (ii) to keep the Collateral located at the site(s) and location(s) described on Schedule "A" attached hereto and made a part hereof, and not to remove same from said location (except as may be permitted in the Loan Agreement and clause (iii) below) without the prior express written consent of the Lender, unless the Collateral is replaced with items of equal or greater utility and value (which shall then be included as Collateral); (iii) at its own cost and expense (a) to maintain, preserve and keep the Collateral in a manner consistent with the standard operating practices applicable to a business similar to such Debtor's business, in good and substantial repair, working order and condition, ordinary wear and tear excepted, (b) as reasonably necessary, from time to time to make or cause to be made, all necessary and proper repairs, replacements, renewals, improvements and [SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

betterments thereto, and (c) as reasonably necessary, from time to time, to make such substitutions, additions, modifications and improvements as may be necessary and as shall not materially impair the structural integrity, operating efficiency and economic value of the Collateral; (iv) such Debtor will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any Governmental Authority, applicable to the Collateral or any part thereof, or to the operation of such Debtor's business; provided, however, that such Debtor may contest any act, regulation, order, decree or direction in any commercially reasonable manner which shall not in the sole opinion of the Lender adversely affect the Lender's rights or the first priority of its security interest in the Collateral; (v) to pay and discharge promptly all taxes, assessments, governmental charges or levies, or other charges or liens imposed upon it or in respect of any of the Collateral, payable at any time, whether before or after the making available of the Loan Facility, except for those taxes, assessments, governmental charges or levies or other charges or liens then being contested in good faith by such Debtor by appropriate proceedings (provided that such contest shall not reasonably be expected to (a) result in a lien being placed on the Collateral or any part thereof or (b) result in the Collateral being subject to loss or forfeiture) and for which such Debtor has maintained adequate reserves or accrued the estimated liability on the balance sheet of such Debtor for the payment of same; and (vi) to carry insurance on the Collateral in amounts, types and with insurance companies reasonably acceptable to the Lender. All such policies of insurance referred to in clause (vi ) shall contain loss payable clauses in favor of such Debtor and the Lender as their respective interests may appear, and such policies or certificates evidencing the same shall be deposited with the Lender. Each of the Debtors hereby assigns and sets over unto the Lender all monies which may become payable on account of such insurance referred to in clause (vi) of this Section 7, including without limitation, any return of unearned premiums which may be due upon cancellation of any such insurance, and directs the insurers to pay the Lender any amount so due. The Lender, its officers, employees and authorized agents are hereby irrevocably appointed attorney-in-fact of each of the Debtors to endorse any draft or check which may be payable to any Debtor in order to collect the proceeds of such insurance or any return of unearned premiums. Such proceeds shall be applied by the Lender as provided for in the Loan Agreement. Any balance of insurance proceeds remaining in the possession of the Lender after payment in full of the Obligations related to such Collateral, provided no Event of Default has occurred and is continuing, shall be paid to the Debtors on demand. If an Event of Default has occurred and is continuing, then the Debtors shall have no right to or claim against the balance of said insurance proceeds. All alterations, replacements, renewals or additions made pursuant to clause (iii. of this Section 7 shall become and constitute a part of the Collateral. The Debtors shall not remove, demolish, materially alter, discontinue the use of, sell, transfer, assign, hypothecate or otherwise dispose of to any Person any of the Collateral, other than in the ordinary or usual course of the Debtors' business or as may be permitted in the Loan Agreement. All Collateral which has been substituted for any removed, replaced or disposed of Collateral shall be of a value and quality at least equal to that of the removed, replaced or disposed of Collateral, and shall be subject to the liens of the security interest granted to the Lender hereunder. 8. Actions of the Lender. Except as more fully and accurately set forth in the Loan Agreement, which in the event of any inconsistency herewith, shall control, should any covenant, duty, or agreement of the Debtors fail to be performed in accordance with its terms hereunder, resulting in an Event of Default, the Lender may perform or attempt to perform such covenant, duty or agreement on behalf of the Debtors, and any reasonable amount expended by the Lender in such performance or attempted performance together with interest thereon at the Default Rate shall become a part of the Obligations secured by this Security Agreement and, at the request of the Lender, each of the Debtors covenants and agrees to promptly pay such amount to the Lender at its office in Iselin, New Jersey; provided, however, that the Lender does not assume and shall never have any liability for the performance of any duties of the Debtors under or in connection with the Collateral, or any part thereof, or under any transaction, agreement, or contract out of which the Collateral, or any part thereof, may arise. [SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

9. Repayment of the Lender. Each of the Debtors hereby covenants and agrees that the Lender may, from time to time, without giving notice and without impairing or affecting the security interest created by this Security Agreement, (i) acquire a security interest in any property in addition to the Collateral, or release any such interest so acquired, or permit any substitution or exchange for such property; (ii) acquire the primary or secondary liability of any party or parties with respect to all or any part of the Loan Facility or release, modify or compromise the same or any part thereof; (iii) modify, extend or renew for any period any part of the Loan Facility and (iv) resort to the Collateral for payment of the Loan Facility whether or not the Lender shall have resorted to any other collateral or proceeded against any other party primarily or secondarily liable on the Loan Facility or any of them. 10. Lender's Appointment as Attorney-in-Fact. (i) Except as more fully and accurately set forth in the Loan Agreement, which in the event of any inconsistency herewith, shall control, each of the Debtors hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Debtor and in the name of such Debtor or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all necessary and appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Lender the power and right, on behalf of such Debtor, without notice to or assent by the Debtors to do the following: (a) upon the occurrence and during the continuance of any Event of Default to ask, demand, collect, receive and give acquaintances and receipts for any and all moneys due and to become due under any contract and, in the name of such Debtor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any contract or account and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any contract or account whenever payable; (b) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; (c) upon the occurrence and during the continuance of any Event of Default, (1) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (2) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any part Collateral; (3) to defend any suit, action or proceeding brought against such Debtor with respect to any Collateral; (4) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; (5) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes and to do, at the Lender's option and such Debtor's expense, at any time, or from time to time, all acts and things which the Lender reasonably deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interest therein in order to effect the intent of this Security Agreement, all as fully and effectively as such Debtor might do and (6) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against such Debtor, assignments, verifications and notices in connection with accounts and other documents relating to any such Collateral; [SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

(d) to take such action as the Lender reasonably deems appropriate to maintain, repair, protect and insure the Collateral, to attach, perfect, continue, preserve and protect the Lender's security interest in the Collateral and to perform, keep, observe and render true and correct any and all covenants, agreements, representations and warranties of such Debtor hereunder; (e) to negotiate, complete, execute, and deliver any control agreement(s) by and among the Lender, such Debtor and any third party that may be or may become required in connection with the Lender's perfection of its security interest in and to the Collateral; and (f) to inspect, audit and verify the Collateral, including reviewing all of such Debtor's books and records and copying and making excerpts therefrom at reasonable times during normal business hours. Each of the Debtors hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. (ii) The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtors for any act or failure to act, except for its, his or her own gross negligence or willful misconduct. (iii) Each of the Debtors also hereby authorizes the Lender, at any time and from time to time when there exists any uncured Event of Default, to execute, in connection with the sale of any Collateral, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Col lateral. 1 1 . Events of Default. The Debtors shall be in default under this Security Agreement if an Event of Default under the Loan Agreement shall have occurred and is continuing. 12. Remedies, Rights Upon Default. (i) If an Event of Default shall occur and be continuing: (a) All payments received by the Debtors under or in connection with any of the Collateral shall be held by the Debtors in trust for the Lender, shall be segregated from other funds of the Debtors and shall forthwith, upon receipt by the Debtors, be turned over to the Lender, in the same form as received by the Debtors (duly endorsed by the Debtors to the Lender, if required); and (b) Any and all such payments so received by the Lender (whether from the Debtors or otherwise) shall, in the sole and absolute discretion of the Lender, be held by the Lender as collateral security for, and/or then or at any time thereafter applied in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any balance of such payments held by the Lender and remaining after payment in full of all of the Obligations shall be paid over to the Debtors or to whomsoever may be lawfully entitled to receive the same. (ii) If any Event of Default shall occur and be continuing, the Lender may exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the obligations, all rights and remedies of a secured party under the applicable Uniform Commercial Code. Without limiting the generality of the [SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

foregoing, the Debtors hereby expressly agree that in any such event the Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Debtors or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange broker's board or at any of the Lender's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Debtors, which right or equity is hereby expressly released. The Debtors further agree, at the Lender's written request upon the occurrence and during the continuance of an Event of Default, to assemble the Collateral and make it available to the Lender at the Premises. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any or all of the Collateral or in any way relating to the rights of the Lender hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations, in such order as the Lender may elect, the Debtors remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Lender of any other amount required by any provision of law, including Section 9615(a)(3) of the applicable Uniform Commercial Code (or any successor or substitute provision), need the Lender account for the surplus, if any, to the Debtors. To the extent permitted by applicable law, each of the Debtors hereby waives all claims, damages, and demands against the Lender arising out of the repossession, retention or sale of the Collateral, except arising based upon the gross negligence or willful misconduct of the Lender. The Debtors hereby agree that the Lender shall give at least twenty (20) days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to the Debtors at their respective addresses set forth in Section I 9 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Debtors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Lender is entitled, the Debtors also being liable for the reasonable fees of any attorneys employed by the Lender to collect such deficiency. (iii) Each of the Debtors also hereby agrees to pay all reasonable costs of the Lender, including attorneys' fees, incurred with respect to the collection of any of the Obligations and the enforcement of any of the Lender's rights hereunder and any and all post-Judgement collection costs and expenses. (iv) Each of the Debtors hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral. 13. Limitation on the Lender's Duty in Respect of Collateral. Beyond the safe custody thereof and any other duties imposed by applicable Law, the Lender shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it as to the preservation of rights against prior parties or any other rights pertaining thereto. 14. Uniform Commercial Code. The Debtors and the Lender hereby covenant and agree that any and all references to the terms "Uniform Commercial Code" and/or "UCC" contained in the Loan Agreement, the Security Agreement and/or in any other Loan Document shall mean and refer to the Uniform Commercial Code, as adopted and enacted and as in effect from time to time, of the applicable [SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

State or States. To the extent that the definition of any category or type of collateral is modified by any amendment, modification and/or revision to the Uniform Commercial Code, such amended, modified and/or revised definition will apply to the Loan Agreement, the Security Agreement and all of the other Loan Documents automatically as of the effective date of such amendment, modification and/or revision. 1 5 . No Lien Termination Without Release. In recognition of the Lender's right to have its reasonable attorneys' fees and other expenses incurred in connection with the Loan Facility, the Loan Agreement, and all of the other Loan Documents secured by the Collateral, notwithstanding the payment in full of all of the Obligations by the Debtors, the Debtors and the Lender hereby agree that the Lender will not be required to terminate any Uniform Commercial Code Financing Statements filed in its favor against the Debtors and relating to the Collateral unless and until the Debtors and any and all Persons which are secondarily liable on the Obligations has executed and delivered to the Lender a general release, in form and substance satisfactory to the Lender in its reasonable discretion, covering claims both known and unknown. EACH OF THE DEBTORS UNDERSTANDS THAT THIS PROVISION CONSTITUTES A WAIVER OF ITS RIGHTS UNDER SECTION 9-513 OF THE UNIFORM COMMERCIAL CODE. 1 6 . Severability I ity. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 17. No Waiver of Rights; Cumulative Remedies. Nothing herein contained, and no act done or omitted by the Lender pursuant to the powers and rights granted it herein, shall be deemed to be a waiver by the Lender of its rights and remedies under the Loan Agreement and the other Loan Documents but this Security Agreement is made and accepted without prejudice to any of the rights and remedies possessed by the Lender under the terms thereof. The right of the Lender to collect said indebtedness and to enforce any other security therefor held by it may be exercised by the Lender either prior to, simultaneously with or subsequent to any action taken by it hereunder. The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder except pursuant to a writing executed by the Lender and no waiver shall be valid unless in writing, signed by the Lender, and then only to the extent therein set forth. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. 1 8. Successors and Assigns. This Security Agreement and all obligations of the Debtors hereunder shall be binding upon the successors and assigns of the Debtors and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of the Lender and its successors and assigns. 19. Further Indemnification. Each of the Debtors hereby agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay by the Debtors in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement. [SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

20. Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, sent by confirmed telecopy transmission or sent by over-night courier service or United States mail (registered or certified, with postage prepaid and properly addressed) and shall be deemed to have been given when delivered in person or by overnight courier service, upon receipt of a telecopy or telex during normal business hours or three (3) Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). All notices shall be sent to the applicable party at the following addresses or in accordance with the last unrevoked written direction from such party to the other parties hereto: Wayside Technology Group, Inc. Lifeboat Distribution, Inc. Techxtend, Inc. Programmer's Paradise, Inc. ISP International Software Partners, Inc. 4 Industrial Way, 3rd Floor Eatontown, New Jersey 07724 Attention: Mr. Michael Vesey Chief Financial Officer Telecopy No.: (732) 389-1207 McCarter & English, LLP Two Tower Center Boulevard, 24th Floor East Brunswick, New Jersey 08816 Attention: David J. Sorin, Esq. Telecopy No.: (732) 352-7751 Citibank, N.A. 99 Wood Avenue South, 2nd Floor Iselin, New Jersey 08830 Attention: Mr. Craig Heal Senior Vice President Telecopy No. (732) 650-3622 Reed Smith LLP Princeton Forrestal Village 136 Main Street, Suite 250 Princeton, New Jersey 08540 Attention: Nicholas J. Valvanis, Esq. Telecopy No.: (609) 951-0824 All notices, payments, requests, reports, information or demands so given shall be deemed effective upon receipt or, if mailed, upon receipt or the expiration of the third (3rd) Business Day following the date of mailing, whichever occurs first, except that any notice of change in address shall be effective only upon receipt by the party to whom said notice is addressed. A failure to send the requisite copies does not invalidate an otherwise properly sent notice to the Debtors and/or the Lender. 21. Law Applicable. The Uniform Commercial Code of the State or States having jurisdiction with respect to all or any portion of the Collateral from time to time shall govern the attachment, perfection and the effect of attachment and perfection of the Lender's security interest in the

Collateral, and the rights, duties, and obligations of the Lender and the Debtors with respect thereto. This Security Agreement shall be deemed to be a contract under the laws of the State of New Jersey and the execution and delivery thereof and, to the extent not inconsistent with the preceding sentence, the terms and provisions hereof shall be governed by and construed in accordance with the laws of the State of New Jersey. 22. Counterparts. This Security Agreement may be executed by one or more parties to this Security Agreement in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. 23. Further Assurances. Each of the Debtors agrees that at any time and from time to time upon the written request of the Lender, that such Debtor will execute and deliver such further documents and do such further acts and things as the Lender may reasonably request in order to effect the purposes of this Security Agreement. 24. Obligations Absolute. The Obligations of the Debtors under this Security Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation: (i) any renewal, amendment or modification of or addition or supplement to or deletion from the Obligations or any assignment or transfer thereof; (ii) any waiver, extension, indulgence or other action or inaction under or in respect or any of the Obligations of this Security Agreement; (iii) any furnishing of additional security to the Lender or its assignee or any acceptance thereof or any release of any security by the Lender or its assignee; (iv) any limitation on any parties' liability or obligations under any of the Obligations or any invalidity or inability, in whole or in part, of any of the Obligations; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Debtors, any partnership or any other Person or any action taken with respect to this Lender by any trustee or custodian or receiver or by any court in any such proceeding, whether or not the Debtors shall have notice or knowledge of any of the foregoing. 25. Modifications in Writing. This Security Agreement may not be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. 26. Security for the Loan Facility. Notwithstanding any other term, covenant or condition contained in this Security Agreement, the Debtors and the Lender hereby agree that the Collateral shall secure only the Obligations arising in respect of the Loan Facility and the Loan Agreement and that the Collateral is not offered as security in connection with any other indebtedness due and owing from the Debtors to the Lender in respect of any other credit facilities. 27. WAIVER OF JURY TRIAL. THE DEBTORS AND THE LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY (i) WAIVE ANY AND ALL RIGHTS THAT THEY MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR ANY STATE THEREOF TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE LENDER RELATING TO THE ADMINISTRATION OF THE LOAN [SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

FACILITY OR ENFORCEMENT OF THIS SECURITY AGREEMENT, AND (ii) AGREE THAT NEITHER THE DEBTORS NOR THE LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY APPLICABLE LAW, THE DEBTORS AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE DEBTORS AND THE LENDER HEREBY CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO MAKE THE LOAN FACILITY AVAILABLE TO THE DEBTORS AND TO ACCEPT THIS SECURITY AGREEMENT. IT IS INTENDED THAT SAID WAIVERS SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS, AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDING. THE DEBTORS AND THE LENDER RECOGNIZE THAT ANY DISPUTE ARISING IN CONNECTION WITH THE LOAN FACILITY IS LIKELY TO BE COMPLEX AND CONSEQUENTLY THEY WISH TO STREAMLINE AND MINIMIZE THE COST OF THE DISPUTE RESOLUTION PROCESS BY AGREEING TO WAIVE THEIR RIGHTS TO A JURY TRIAL. 28. Attachment. The security interests created hereby are intended to attach when this Security Agreement is executed by the Debtors and delivered to the Lender and are intended to attach to the Collateral acquired after the date hereof as soon as each Debtor has rights in such Collateral. 29. Headings. The division of this Security Agreement into sections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Security Agreement. 30. Acknowledgment. The Debtors hereby acknowledge receipt of a copy of this Security Agreement. 31. Credit Support Document. This Security Agreement is intended to act (i) as a "Credit Support Document" (as such term is defined in the Hedging Agreement), with respect to the Debtors and is hereby made a part of the "Schedule" (as such term is defined in the Hedging Agreement) of the Hedging Agreement, which such Hedging Agreement includes the Schedules thereto and all "Confirmations" (as such term is defined in the Hedging Agreement) exchanged between the parties confirming transactions thereunder, and (ii) as a "transfer" under a swap agreement made by or to a swap participant, in connection with a swap agreement, within the meaning of Section 546(g) of the Bankruptcy Code. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] [SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

IN WITNESS WHEREOF, the Lender and the Debtors have caused this Security Agreement to be signed by their appropriate authorized corporate officers, all as of the day and year first above written. DEBTORS: WAYSIDE TECHNOLOGY GROUP, INC., a Delaware corporation Michael Vesey Chief Financial Officer LIFEBOAT DISTRIBUTION, INC., a Delaware corporation „ By. Michael Vesey Chief Financial Officer TECHXTEND, INC., a Delaware corporation By. Michael Vesey Chief Financial Officer PROGRAMMER'S PARADISE, INC., a Delaware corporation A By. Michael Vesey Chief Financial Officer ISP INTERNATIONAL SOFTWARE PARTNERS, INC., a Delaware corporation By. Michael Vesey Chief Financial Officer [SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

LENDER: CITIBANK, N.A. By: Craig Heal Senior Vice President [SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

SCHEDULE "A" ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED SECURITY AGREEMENT EXECUTED BY AND AMONG WAYSIDE TECHNOLOGY GROUP, INC., LIFEBOAT DISTRIBUTION, INC., TECHXTEND, INC., PROGRAMMER'S PARADISE, INC., AND ISP INTERNATIONAL SOFTWARE PARTNERS, INC., AS THE CO-BORROWERS, AND CITIBANK, N.A., AS THE LENDER, DATED NOVEMBER 15, 2017 Location of Collateral 1, 4 Industrial Way, 3rd Floor, Eatontown, New Jersey 07724 2. 284 Old Deal Road, Eatontown, New Jersey 07724 3. 6402 East Superstition Springs Boulevard, Suite 116/118, Mesa, Arizona 85206 [SECOND AMENDED AND RESTATED SECURITY AGREEMENT]